                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-04911
                                  ----------------------------------------------

             State Street Research Financial Trust
        ------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)

             One Financial Center, Boston, MA 02111
        ------------------------------------------------------------------------
             (Address of principal executive offices)    (Zip code)

             Francis J. McNamara, III, Secretary
             State Street Research
             One Financial Center, Boston, MA 02111
        ------------------------------------------------------------------------
             (Name and address of agent for service)

Registrant's telephone number, including area code: 617-357-1200
                                                   ------------------
Date of fiscal year end:  10/31/03
                        -----------------
Date of reporting period:  11/01/02 - 10/31/03
                         ----------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

ITEM 1 (REPORT TO SHAREHOLDERS): The Annual Report is attached.

[BACKGROUND GRAPHIC]

                                                    [LOGO] STATE STREET RESEARCH

[PHOTO]

Government Income Fund

October 31, 2003

                                                   Annual Report to Shareholders

Table of Contents

 3 Performance Discussion

 6 Portfolio Holdings

 8 Financial Statements

12 Financial Highlights

14 Independent Auditors'
   Report

15 Trustees and Officers

     FROM THE CHAIRMAN
              State Street Research

Optimism in the Economy

The uncertainty that plagued the markets early in the 12-month period covered by this report, gave way to optimism as economic news improved. Low short-term interest rates, a significant income tax cut and higher government spending worked together to boost economic growth to its highest level in four years. Housing sales remained strong, although auto sales slipped late in the period. Corporate profits staged a solid rebound. The employment picture brightened during the month of October, as payrolls grew for the third consecutive month.

A Weak Start, Then Stocks Move Higher

The economy's weak showing early in the period held stocks back as investors backed away from risk in the buildup to war with Iraq. However, in the second quarter of 2003 stocks began an impressive rally that continued until the last weeks of the period. Technology stocks were the strongest performers. Consumer stocks also gained ground as spending remained strong. In general, small- and mid-cap stocks outperformed large-caps, and growth stocks significantly outpaced value. Although all stock market indexes reported solid gains for the period, they were trimmed somewhat in the final weeks of September after news that consumer confidence had dropped, and rebounded again in October.

Bonds Retreat in Second Half

As investors began to add risk back into their portfolios, lower-quality segments of the bond market staged an impressive comeback. High-yield bonds and emerging market bonds were the period's strongest performers. However, as interest rates began to climb and as investors moved money into the stock market, bonds gave back some of their gains in the second half of the period. Mortgage bonds lagged as mortgage prepayment activity heated up in the spring. Municipal bonds were hurt by concerns over state budget deficits and revenue shortfalls.

Looking Ahead

A revival for riskier segments of both the stock and bond markets took many investors by surprise over the past year. Yet, it provided an excellent reminder that the best way to take advantage of the market's strongest gains is to own a diversified portfolio of stocks and bonds. We hope you will take time to talk to your financial advisor about diversification. And as always, we look forward to helping you achieve your long-term financial goals with State Street Research Funds.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis
Chairman

October 31, 2003

--------------------------------------------------------------------------------
A Special Message on Recent News

Recent articles in the press have highlighted investigations into after-hours trading and frequent-trading practices in the mutual fund industry. These are serious matters, and we want to assure you that State Street Research is committed to maintaining full compliance with all legal requirements and ethical standards regarding these and other mutual fund trading practices. In fact, our mutual fund trading processes are designed to prevent these types of activities from taking place, and we are committed to maintaining their integrity. Our trade processing procedures carefully track the forward-pricing requirements contained in federal regulations and in our funds' prospectuses. We closely monitor trading in our funds and take measures to prevent market timing whenever it is identified. Furthermore, we do not enter into any special arrangements that would permit investors to avoid the forward-pricing or market-timing provisions of our prospectuses.

In recent weeks, we have carefully reviewed our trading policies, procedures and operations. In addition, our firm recommended early on that the funds' Trustees engage an independent accounting firm, which has been reviewing trading issues on behalf of our funds' Audit Committee. While there is always more work that can be done, I am pleased to report that we believe our processes are working effectively, based on our preliminary findings. We understand that our relationship with our shareholders is based on trust, and we are committed to acting in the best interests of our shareholders at all times.
--------------------------------------------------------------------------------

---------------
PERFORMANCE
---------------
         Discussion as of October 31, 2003

How State Street Research Government Income Fund Performed

State Street Research Government Income Fund returned 1.96% for the 12-month period ended October 31, 2003.1 That was better than the Lipper General U.S. Government Funds Average, which had an average return of 1.70%.2 However, the fund underperformed the Merrill Lynch Government Master Index, which gained 2.89% for the period.3

Reasons for the Fund's Performance

Interest rates were volatile during the period. Short-term rates remained largely unchanged while longer-term rates increased slightly. Overall, the fund's shorter-than-benchmark duration and active interest-rate management helped boost relative returns. Its allocation to mortgages made the portfolio less sensitive to rising interest rates than its benchmark. Our modest exposure to Commercial Mortgage-Backed Securities enjoyed strong performance during the year.

In contrast, the fund's return was hurt by its lack of emphasis on government agency securities, which outperformed Treasuries early in the year. Fund performance was also hurt by an emphasis on conventional Mortgage-Backed Securities, which detracted from relative returns as the sector underperformed during the 12-month period.

Looking Ahead

We expect interest rates to remain range-bound in the near term. As a result, we have maintained a relatively neutral position on interest rates relative to our benchmark, with a slight underweight to the two-year portion of the yield curve. Within the mortgage sector, we favor Commercial Mortgage-Backed Securities, which we expect to generate more favorable returns than Treasuries. We have scaled back the fund's conventional mortgage holdings and have emphasized low-coupon issues, which offer attractive valuations.

Asset Allocation
------------------------------------------------
Issuer/Security        % of Fund Net Assets
------------------------------------------------
U.S. Treasury                    49%
------------------------------------------------
U.S. Agency Mortgage             42%
------------------------------------------------
Other Mortgage                    7%
------------------------------------------------
Cash                              2%
------------------------------------------------
Total                           100%
------------------------------------------------

Interest Rates
--------------------------------------------------------------------------------
(November 30, 2002 to October 30, 2003)

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

        90-Day          90-day          10-year         30-year         30-year
        Commercial      Treasury        Treasury        Treasury        Mortgage

11/02   1.37            1.22            4.229           5.044           6.13
12/02   1.32            1.19            3.814           4.779           5.93
1/03    1.27            1.169           3.962           4.841           5.9
2/03    1.25            1.19            3.69            4.669           5.79
3/03    1.21            1.108           3.796           4.815           5.91
4/03    1.24            1.09            3.84            4.77            5.79
5/03    1.23            1.08            3.37            4.37            5.31
6/03    1.1             0.83            3.52            4.56            5.24
7/03    1.06            0.92            4.41            5.36            5.94
8/03    1.1             0.95            4.46            5.22            6.32
9/03    1.1             0.92            3.94            4.88            5.98
10/03   1.11            0.93            4.29            5.13            5.94

Sources: Federal Reserve, Bloomberg

Performance: Class A
--------------------------------------------------------------------------------
Fund average annual total return as of 10/31/03(4)
(does not reflect sales charge)

     1 Year       5 Years       10 Years
      1.96%        5.09%         5.96%
--------------------------------------------------------

Merrill Lynch Government Master Index as of 10/31/03(3)

     1 Year       5 Years       10 Years
      2.89%        6.06%         6.53%
--------------------------------------------------------

Fund average annual total return as of 9/30/03(4,5)
(at maximum applicable sales charge)

     1 Year       5 Years       10 Years
     -1.95%        4.26%         5.64%
--------------------------------------------------------

Merrill Lynch Government Master Index as of 9/30/03(3)

     1 Year       5 Years       10 Years
      3.49%        6.28%         6.71%
--------------------------------------------------------

See pages 4 and 5 for additional performance data for Class A shares and for performance data on other share classes.

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

(1)  Class A shares; does not reflect sales charge.

(2) The Lipper General U.S. Government Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared with competing funds.

(3) The Merrill Lynch Government Master Index is comprised of fixed-rate U.S. Treasury and agency securities. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.

(4) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Although the U.S. government ensures the timely payment of principal and interest on certain underlying securities, the value of fund shares is not guaranteed and will fluctuate.

(5)  Performance reflects a maximum 4.50% Class A share front-end sales charge.


                                  State Street Research Government Income Fund 3

---------------
PERFORMANCE
---------------
         Discussion as of October 31, 2003

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. There are three ways of measuring long-term performance: cumulative total returns, average annual total returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

Represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated.

Average Annual Total Return

Represents the rate you would have had to earn during each year of a given time period in order to end up with the fund's actual cumulative return for those years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Ten Years

Similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any) and compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A

                                       1 Year     5 Years     10 Years
-----------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)         1.96%      28.17%      78.47%
-----------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)   -2.63%      22.40%      70.44%
-----------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)   -2.63%       4.13%       5.48%
-----------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                        Merrill Lynch   Merrill Lynch
                        Government      Mortgage
        Class A         Master Index    Master Index

'93      9550           10000           10000
'94      9208            9567            9869
'95     10595           11041           11343
'96     11155           11599           12119
'97     12105           12604           13220
'98     13298           14033           14198
'99     13186           13864           14613
'00     14031           14973           15717
'01     15947           17210           17775
'02     16717           18298           18987
'03     17044           18827           19579

--------------------------------------------------------------------------------
Class B(1)

                                       1 Year     5 Years     10 Years
-----------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)         1.19%      23.25%      65.10%
-----------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)   -3.69%      21.32%      65.10%
-----------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)   -3.69%       3.94%       5.14%
-----------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[Data below was represented as line chart in printed report]

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                        Merrill Lynch   Merrill Lynch
                        Government      Mortgage
        Class B(1)      Master Index    Master Index

'93     10000           10000           10000
'94      9562            9567            9869
'95     10916           11041           11343
'96     11408           11599           12119
'97     12282           12604           13220
'98     13396           14033           14198
'99     13153           13864           14613
'00     13890           14973           15717
'01     15668           17210           17775
'02     16317           18298           18987
'03     16510           18827           19579

--------------------------------------------------------------------------------
Class B (only available through exchanges from another Class B account)

                                       1 Year     5 Years     10 Years
-----------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)         1.26%      23.72%       65.73%
Cumulative Total Return
(at maximum applicable sales charge)   -3.62%      21.78%       65.73%
Average Annual Total Return
(at maximum applicable sales charge)   -3.62%       4.02%        5.18%

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                        Merrill Lynch   Merrill Lynch
                        Government      Mortgage
        Class B         Master Index    Master Index

'93     10000           10000           10000
'94      9562            9567            9869
'95     10916           11041           11343
'96     11408           11599           12119
'97     12282           12604           13220
'98     13396           14033           14198
'99     13184           13864           14613
'00     13931           14973           15717
'01     15708           17210           17775
'02     16367           18298           18987
'03     16573           18827           19579

--------------------------------------------------------------------------------
Class C

                                       1 Year     5 Years     10 Years
-----------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)         1.26%      23.70%       65.80%
Cumulative Total Return
(at maximum applicable sales charge)    0.28%      23.70%       65.80%
Average Annual Total Return
(at maximum applicable sales charge)    0.28%       4.34%        5.19%

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                        Merrill Lynch   Merrill Lynch
                        Government      Mortgage
        Class C         Master Index    Master Index

'93     10000           10000           10000
'94      9562            9567            9869
'95     10924           11041           11343
'96     11416           11599           12119
'97     12290           12604           13220
'98     13404           14033           14198
'99     13192           13864           14613
'00     13939           14973           15717
'01     15715           17210           17775
'02     16374           18298           18987
'03     16580           18827           19579

--------------------------------------------------------------------------------
Class R

                                       1 Year     5 Years     10 Years
-----------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)         1.81%      27.99%       78.22%
Cumulative Total Return
(at maximum applicable sales charge)    1.81%      27.99%       78.22%
Average Annual Total Return
(at maximum applicable sales charge)    1.81%       5.06%        5.95%

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

                        Merrill Lynch   Merrill Lynch
                        Government      Mortgage
        Class R         Master Index    Master Index

'93     10000           10000           10000
'94      9642            9567            9869
'95     11095           11041           11343
'96     11680           11599           12119
'97     12676           12604           13220
'98     13925           14033           14198
'99     13807           13864           14613
'00     14692           14973           15717
'01     16699           17210           17775
'02     17504           18298           18987
'03     17822           18827           19579

--------------------------------------------------------------------------------
Class S

                                       1 Year     5 Years     10 Years
-----------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)         2.26%      30.04%       83.24%
Cumulative Total Return
(at maximum applicable sales charge)    2.26%      30.04%       83.24%
Average Annual Total Return
(at maximum applicable sales charge)    2.26%       5.39%        6.24%

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                        Merrill Lynch   Merrill Lynch
                        Government      Mortgage
        Class S         Master Index    Master Index

'93     10000           10000           10000
'94      9658            9567            9869
'95     11142           11041           11343
'96     11760           11599           12119
'97     12795           12604           13220
'98     14091           14033           14198
'99     14008           13864           14613
'00     14947           14973           15717
'01     17029           17210           17775
'02     17919           18298           18987
'03     18324           18827           19579

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance reflects a maximum 4.50% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Performance for Class B(1) shares reflects Class B share performance through December 31, 1998, and Class B(1) performance thereafter. Performance for Class R shares reflects Class A share performance through April 2, 2003, and Class R share performance thereafter. If the returns for Class B(1) and Class R shares had reflected their current service/distribution (Rule 12b-1) fees for the entire period, returns would have been lower. Class R and S shares, offered without sales charge, are available through certain retirement plans and special programs. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Although the U.S. government ensures the timely payment of principal and interest on certain underlying securities, the value of fund shares is not guaranteed and will fluctuate. The Merrill Lynch Government and Mortgage Master Indexes are commonly used measures of bond market performance. The indexes are unmanaged and do not take sales charges into consideration. It is not possible to invest directly in an index.


                                  State Street Research Government Income Fund 5

---------------
PORTFOLIO
---------------
            Holdings

October 31, 2003

                                                               Maturity      Principal       Market
Issuer                                                           Date         Amount          Value
------------------------------------------------------------------------------------------------------
U.S. Government Securities 91.4%
U.S. Treasury 49.3%
U.S. Treasury Bond, 13.75% ..............................      8/15/2004   $  2,950,000   $  3,236,241
U.S. Treasury Bond, 11.625% .............................     11/15/2004     36,525,000     40,365,823
U.S. Treasury Bond, 10.75% ..............................      8/15/2005     14,075,000     16,295,106
U.S. Treasury Bond, 10.375% .............................     11/15/2012     22,425,000     28,737,279
U.S. Treasury Bond, 12.00% ..............................      8/15/2013     22,250,000     30,877,949
U.S. Treasury Bond, 11.25%** ............................      2/15/2015     31,925,000     50,972,764
U.S. Treasury Bond, 10.625% .............................      8/15/2015     27,775,000     43,090,302
U.S. Treasury Bond, 9.875% ..............................     11/15/2015     12,650,000     18,786,730
U.S. Treasury Bond, 9.25% ...............................      2/15/2016      4,875,000      6,963,635
U.S. Treasury Bond, 8.875% ..............................      2/15/2019      6,800,000      9,666,622
U.S. Treasury Bond, 6.25% ...............................      8/15/2023      7,400,000      8,351,596
U.S. Treasury Bond, 6.75% ...............................      8/15/2026     35,700,000     42,842,784
U.S. Treasury Bond, 6.25% ...............................      5/15/2030     12,175,000     13,920,871
                                                                                          ------------
                                                                                           314,107,702
                                                                                          ------------
U.S. Agency Mortgage 42.1%
ENSCO Offshore Co., 6.36% ...............................     12/01/2015      2,895,864      3,180,788
Federal Home Loan Mortgage
  Corp., 9.00% ..........................................     12/01/2009        975,090      1,053,248
Federal Housing Administration
  Charles River Project, 9.625% .........................     12/01/2033      9,196,705      9,226,870
Federal National Mortgage
  Association, 5.50% ....................................      5/02/2006      9,350,000     10,003,369
Federal National Mortgage
  Association, 6.625% ...................................     10/15/2007      7,175,000      8,086,663
Federal National Mortgage
  Association, 8.00% ....................................      4/01/2008        717,402        766,482
Federal National Mortgage
  Association, 8.00% ....................................      6/01/2008      1,054,767      1,127,611
Federal National Mortgage
  Association, 8.50% ....................................      2/01/2009      1,458,481      1,590,728
Federal National Mortgage
  Association, 9.00% ....................................      5/01/2009      1,226,911      1,336,032
Federal National Mortgage
  Association, 7.125% ...................................      6/15/2010     25,075,000     29,352,218
Federal National Mortgage
  Association, 6.02% ....................................     11/25/2010      3,600,000      3,931,290
Federal National Mortgage
  Association, 6.50% ....................................     12/01/2014      1,455,204      1,532,084
Federal National Mortgage
  Association, 9.00% ....................................      4/01/2016        340,660        374,067
Federal National Mortgage
  Association, 7.00% ....................................      1/01/2017      2,605,501      2,768,050
Federal National Mortgage
  Association, 6.00%* ...................................     11/18/2018     11,475,000     11,934,000
Federal National Mortgage
  Association, 5.00%* ...................................     11/18/2018     22,075,000     22,419,922
Federal National Mortgage
  Association, 4.50%* ...................................     11/18/2018      7,300,000      7,290,875
Federal National Mortgage
  Association, 7.50% ....................................      7/01/2029   $  1,920,245   $  2,049,536
Federal National Mortgage
  Association, 7.00% ....................................      4/01/2032      1,881,325      1,980,892
Federal National Mortgage
  Association, 7.50%* ...................................     11/13/2033      2,650,000      2,823,906
Federal National Mortgage
  Association, 7.00%* ...................................     11/13/2033      8,875,000      9,343,707
Federal National Mortgage
  Association, 6.50%* ...................................     11/13/2033     22,500,000     23,371,875
Federal National Mortgage
  Association, 6.00%* ...................................     11/13/2033     30,725,000     31,541,117
Federal National Mortgage
  Association, 5.50%* ...................................     11/13/2033     32,475,000     32,769,290
Federal National Mortgage
  Association, 5.00%* ...................................     11/13/2033      2,975,000      2,934,094
Federal National Mortgage
  Association, 5.50%* ...................................     11/18/2018      9,300,000      9,573,187
Government National Mortgage
  Association, 9.50% ....................................      9/15/2009        460,172        503,159
Government National Mortgage
  Association, 9.50% ....................................     10/15/2009        899,125        983,086
Government National Mortgage
  Association, 9.50% ....................................     11/15/2009        425,270        464,996
Government National Mortgage
  Association, 9.50% ....................................     11/15/2017         68,379         75,874
Government National Mortgage
  Association, 9.50% ....................................      9/15/2019         48,598         53,904
Government National Mortgage
  Association, 7.00% ....................................      5/15/2027      1,280,979      1,359,416
Government National Mortgage
  Association, 7.00% ....................................      6/15/2028        937,188        994,206
Government National Mortgage
  Association, 7.00% ....................................     11/15/2028      4,843,785      5,139,883
Government National Mortgage
  Association, 6.50% ....................................     11/15/2028      2,847,415      2,985,355
Government National Mortgage
  Association, 6.50% ....................................      9/15/2029      2,742,490      2,874,348
Government National Mortgage
  Association, 7.50% ....................................      6/15/2031      1,169,612      1,249,523
Government National Mortgage
  Association, 6.00% ....................................      9/20/2033      2,439,950      2,513,487
Government National Mortgage
  Association, 6.00% ....................................     10/20/2033      3,900,000      4,017,542
Government National Mortgage
  Association*, 5.50% ...................................     11/19/2033      6,925,000      6,989,922
Overseas Private Investor Bond,
  3.42% .................................................      1/15/2015      3,300,000      3,179,979
U.S. Department of Housing &
  Urban Development 2003-A,
  4.44% .................................................      8/01/2011      2,099,000      2,094,739
                                                                                          ------------
                                                                                           267,841,320
                                                                                          ------------
Total U.S. Government Securities (Cost $565,692,748) ....                                  581,949,022
                                                                                          ------------
Other Investments 7.4%
Finance/Mortgage 7.4%
Bear Stearns Commercial
  Mortgage Securities Inc.
  2000 Cl. A1, 7.11% ....................................     10/15/2032      5,384,627      5,981,669
Chase Commercial Mortgage
  Securities Corp. 1998 Cl
  A1, 6.025% ............................................     11/18/2030      1,665,210      1,777,830
Chase Commercial Mortgage
  Securities Corp. 1998 Cl
  A2, 6.39% .............................................     11/18/2030      2,875,000      3,187,437


6 The notes are an integral part of the financial statements.

                                                           Maturity      Principal       Market
Issuer                                                       Date         Amount          Value
--------------------------------------------------------------------------------------------------
First Union Lehman Brothers
  Bank Series 1998 Cl. A1,
  6.28% .............................................     11/18/2035   $  2,848,492   $  3,000,540
LB Commercial Conduit
  Mortgage Trust 1997 Cl. A1,
  6.79% .............................................     10/12/2034      2,040,901      2,092,410
LB Commercial Conduit
  Mortgage Trust 1999 Cl. A1,
  7.105% ............................................     10/15/2032      3,080,977      3,343,376
LB-UBS Commercial Mortgage
  Trust 2001 Cl. A4, 5.93% ..........................     12/15/2025      3,450,000      3,752,953
Merrill Lynch Mortgage
  Investments Inc. Series 1997
  Cl. A1, 6.46% .....................................     12/10/2029      1,066,149      1,080,141
Morgan Stanley Capital Inc.
  1998, 6.19% .......................................      3/15/2030        333,627        339,938
Morgan Stanley Capital Inc.
  1999, 5.91% .......................................     11/15/2031      2,278,324      2,431,978
Morgan Stanley Dean Witter
  Capital Inc. 2002 Cl. A1,
  5.38% .............................................      1/15/2039      5,028,397      5,331,265
Salomon Brothers Commercial
 Mortgage Trust 2001 Cl. A1,
  5.14% .............................................     12/18/2035      1,851,585      1,921,624
Salomon Brothers Commercial
 Mortgage Trust 2001 Cl. A2,
  6.23% .............................................     12/18/2035      4,850,000      5,313,799
Washington Mutual Mortgage
  Inc. 2003, 3.42% ..................................      5/25/2033      4,350,000      4,377,105
Washington Mutual Mortgage
  Inc. 2003, 3.98% ..................................     10/25/2033      3,275,000      3,275,000
                                                                                      ------------
Total Other Investments (Cost $44,871,105) ..........                                   47,207,065
                                                                                      ------------
Short-Term Investments 22.1%
State Street Navigator Securities Lending
  Prime Portfolio ...................................                   140,648,308    140,648,308
                                                                                      ------------
Total Short-Term Investments (Cost $140,648,308) ....                                  140,648,308
                                                                                      ------------
Commercial Paper 25.8%
Federal Home Loan Bank, 1.00% .......................     11/05/2003      9,150,000      9,148,984
Federal Home Loan Bank, 1.00% .......................     11/07/2003      7,590,000      7,588,735
Federal Home Loan Bank, 1.01% .......................     11/12/2003     10,420,000     10,416,784
Federal Home Loan Mortgage
  Corp., 1.00% ......................................     11/12/2003      6,154,000      6,152,119
Federal Home Loan Mortgage
  Corp., 1.03% ......................................     11/18/2003   $  9,200,000   $  9,195,525
Federal Home Loan Mortgage
  Corp., 1.07% ......................................     12/04/2003     10,000,000   $  9,990,192
Federal National Mortgage
  Association, 0.95% ................................     11/03/2003     35,000,000     34,998,153
Federal National Mortgage
  Association, 1.01% ................................     11/05/2003     10,000,000      9,998,878
Federal National Mortgage
  Association, 1.00% ................................     11/05/2003     16,219,000     16,217,198
Federal National Mortgage
  Association, 1.00% ................................     11/06/2003      8,005,000      8,003,888
Federal National Mortgage
  Association, 1.065% ...............................      1/07/2004     19,859,000     19,819,638
Federal National Mortgage
  Association, 1.07% ................................      1/14/2004     22,910,000     22,859,610
                                                                                      ------------
Total Commercial Paper (Cost $164,389,704) ..........                                  164,389,704
                                                                                      ------------

                                                    % of
                                                  Net Assets
----------------------------------------------------------------------------
Summary of Portfolio Assets
Investments (Cost $915,601,865) .............       146.7%       934,194,099
Cash and Other Assets, Less Liabilities .....       (46.7%)     (297,563,903)
                                                    -----      -------------
Net Assets ..................................       100.0%     $ 636,630,196
                                                    =====      =============

KEY TO SYMBOLS

* Denotes a To Be Announced purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized.

** A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2003.

Federal Income Tax Information

At October 31, 2003, the net unrealized depreciation of investments based on cost for federal income tax purposes of $934,398,268 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there is an excess of value over
tax cost                                                $  13,154,560

Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax cost
over value                                                (13,358,729)
                                                        -------------
                                                        $    (204,169)
                                                        =============

Futures contracts open at October 31, 2003 are as follows:

                                                                                                       Unrealized
                                                  Number           Notional          Expiration       Appreciation
Type                                           of Contracts         Amount             Month         (Depreciation)
-------------------------------------------------------------------------------------------------------------------
2 Year U.S. Treasury Notes Long ...........         515           110,451,406     December 2003       $   69,755
5 Year U.S. Treasury Notes Short ..........        (121)          (13,529,313)    December 2003          (69,403)
10 Year U.S. Treasury Notes Short .........        (394)          (44,244,969)    December 2003         (877,567)
30 Year U.S. Treasury Notes Short .........         (30)           (3,261,563)    December 2003          (60,861)
                                                                                                      ----------
                                                                                                      $ (938,076)
                                                                                                      ==========


The notes are an integral part of the financial statements.
                                  State Street Research Government Income Fund 7

--------------------
FINANCIAL
--------------------
              Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
October 31, 2003

Assets
Investments, at value (cost $915,601,865) (Note 1) ...........   $934,194,099
Cash .........................................................          3,619
Receivable for securities sold ...............................     11,252,359
Interest receivable ..........................................      9,091,012
Receivable for fund shares sold ..............................        686,260
Other assets .................................................         51,738
                                                                 ------------
                                                                  955,279,087
                                                                 ------------
Liabilities
Payable for securities purchased .............................    174,713,788
Payable for collateral received on securities loaned .........    140,648,308
Payable for fund shares redeemed .............................      1,103,832
Dividends payable ............................................        899,848
Accrued transfer agent and shareholder services ..............        334,297
Accrued management fee .......................................        323,392
Accrued distribution and service fees ........................        269,322
Payable for variation margin .................................        137,038
Accrued trustees' fees .......................................         11,544
Accrued administration fee ...................................          8,079
Other accrued expenses .......................................        199,443
                                                                 ------------
                                                                  318,648,891
                                                                 ------------
Net Assets ...................................................   $636,630,196
                                                                 ============
Net Assets consist of:
  Undistributed net investment income ........................   $    913,934
  Unrealized appreciation of investments .....................     18,592,234
  Unrealized depreciation of futures contracts ...............       (938,076)
  Accumulated net realized loss ..............................    (27,936,793)
  Paid-in capital ............................................    645,998,897
                                                                 ------------
                                                                 $636,630,196
                                                                 ============

                   Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

  Class     Net Assets      [divided by]  Number of Shares     =         NAV
  A        $440,597,147                      34,780,420                $12.67*
  B(1)     $115,133,763                       9,164,427                $12.56**
  B        $ 45,840,068                       3,632,618                $12.62**
  C        $ 23,617,623                       1,870,502                $12.63**
  R        $     97,914                           7,726                $12.67
  S        $ 11,343,681                         896,130                $12.66

*    Maximum offering price per share = $13.27 ($12.67 [divided by] 0.955)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.

Statement of Operations
--------------------------------------------------------------------------------
For the year ended October 31, 2003

Investment Income
Interest (Note 1) ..........................................   $31,633,454
                                                               -----------
Expenses
Management fee (Note 2) ....................................     4,240,263
Transfer agent and shareholder services (Note 2) ...........     1,529,141
Distribution and service fees - Class A (Note 4) ...........     1,469,399
Distribution and service fees - Class B(1) (Note 4) ........     1,272,088
Distribution and service fees - Class B (Note 4) ...........       637,931
Distribution and service fees - Class C (Note 4) ...........       307,933
Distribution and service fees - Class R (Note 4) ...........           290
Custodian fee ..............................................       184,717
Administration fee (Note 2) ................................        91,212
Registration fees ..........................................        51,830
Audit fee ..................................................        41,500
Trustees' fees (Note 2) ....................................        36,957
Legal fees .................................................         5,989
Reports to shareholders ....................................         4,707
Miscellaneous ..............................................        13,048
                                                               -----------
                                                                 9,887,005
Fees paid indirectly (Note 2) ..............................       (10,320)
                                                               -----------
                                                                 9,876,685
                                                               -----------
Net investment income ......................................    21,756,769
                                                               -----------
Realized and Unrealized Gain (Loss) on
Investments and Futures Contracts
Net realized gain on investments (Notes 1 and 3) ...........    19,426,332
Net realized loss on futures contracts (Note 1) ............    (1,900,796)
                                                               -----------
  Total net realized gain ..................................    17,525,536
                                                               -----------
Change in unrealized depreciation of investments ...........   (28,768,225)
Change in unrealized appreciation of futures contracts .....     2,221,492
                                                               -----------
  Total change in unrealized depreciation ..................   (26,546,733)
                                                               -----------
Net loss on investments and futures contracts ..............    (9,021,197)
                                                               -----------
Net increase in net assets resulting from operations .......   $12,735,572
                                                               ===========


8 The notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                     Years ended
                                                      October 31
                                            ------------------------------
                                                 2003             2002*
                                            ------------------------------
Increase (Decrease) In Net Assets
Operations:
Net investment income ...................   $  21,756,769    $  28,062,570
Net realized gain on investments and
  future contracts ......................      17,525,536        1,640,605
Change in unrealized appreciation
  (depreciation) of investments and
  futures contracts .....................     (26,546,733)       5,399,531
                                            -------------    -------------
Net increase resulting from
  operations ............................      12,735,572       35,102,706
                                            -------------    -------------
Dividends from net investment
  income:
  Class A ...............................     (21,773,956)     (28,363,714)
  Class B(1) ............................      (4,783,459)      (4,308,285)
  Class B ...............................      (2,405,307)      (3,518,701)
  Class C ...............................      (1,160,250)      (1,205,766)
  Class R ...............................          (2,293)              --
  Class S ...............................        (658,794)        (785,008)
                                            -------------    -------------
                                              (30,784,059)     (38,181,474)
                                            -------------    -------------
Net increase (decrease) from fund
  share transactions (Note 6) ...........    (144,063,764)      90,606,612
                                            -------------    -------------
Total increase (decrease) in
  net assets ............................    (162,112,251)      87,527,844
                                            -------------    -------------
Net Assets
Beginning of year .......................     798,742,447      711,214,603
                                            -------------    -------------
End of year (including undistributed
  net investment income of $913,934
  and $0, respectively) .................   $ 636,630,196    $ 798,742,447
                                            =============    =============

* Audited by other auditors

Notes to Financial Statements
--------------------------------------------------------------------------------
October 31, 2003

Note 1

State Street Research Government Income Fund is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The investment objective of this fund is to seek high current income. Under normal market conditions, the fund invests at least 80% of net assets in U.S. government securities.

The fund offers six classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees equal to 1.00% of average daily net assets and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of purchase. Class C shares also pay annual service and distribution fees equal to 1.00% of average daily net assets. Class R shares are offered to retirement plans participating in certain platforms sponsored by broker-dealers which may involve multiple fund families. Class R shares pay a service and distribution fee of 0.50%. No sales charge is imposed at the time of purchase or redemption of Class R shares. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an investment management subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne prorata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuation

Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of these securities, then they are valued at their fair value taking this trading or these events into account.


The notes are an integral part of the financial statements.
                                  State Street Research Government Income Fund 9

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated among both funds in the Trust.

D. Dividends

Dividends from net investment income are declared daily and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. The difference is primarily caused by differing treatment of accrued interest on defaulted bonds and premium amortization on fixed income securities.

E. Federal Income Taxes

No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

At October 31, 2003, the fund had a capital loss carryforward of $10,078,466 available, to the extent provided in regulations, to offset future capital gains, if any, of which, $492,884, $7,218,002, and $2,367,580 expire on October 31, 2007, 2008, and 2010, respectively.

To the extent book/tax differences are permanent in nature, such amounts are reclassified within the capital accounts based on federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to paydown losses and premium amortization adjustments. At October 31, 2003, the components of distributable earnings were $1,813,782 in undistributed ordinary income and $0 in undistributed long-term capital gains.

F. Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G. Securities Lending

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At October 31, 2003, the value of the securities loaned and the value of collateral were $138,368,705 and $140,648,308 (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio), respectively. During the year ended October 31, 2003, income from securities lending amounted to $98,125 and is included in interest income.

Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.60% of the first $500 million of net assets annually, 0.55% of the next $500 million, and 0.50% of any amount over $1 billion. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 2003, the fees pursuant to such agreement amounted to $4,240,263.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended October 31, 2003, the amount of such expenses allocated to the fund was $804,716.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expense. During the year ended October 31, 2003, the fund's transfer agent fees were reduced by $10,320 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $36,957 during the year ended October 31, 2003.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among the State Street Research funds. During the year ended October 31, 2003, the amount of such expenses was $91,212.

Note 3

For the year ended October 31, 2003, purchases and sales of securities, exclusive of short-term obligations, aggregated $1,947,950,718, and $2,000,608,800 (including $1,942,803,366 and $1,984,846,089 of U.S. government obligations), respectively.

Note 4

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B, Class C and Class R shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares and 0.25% of average net assets for Class R shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 2003, fees pursuant to such plans amounted to $1,469,399, $1,272,088, $637,931, $307,933 and $290 for Class
A, Class B(1), Class B, Class C and Class R shares, respectively. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of October 31, 2003, there were $5,784,802, $1,204,621 and $2,452,079 for Class A, B and Class C shares, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) and R shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of MetLife, earned initial sales charges aggregating $166,575 and $640,307, respectively, on sales of Class A shares of the fund during the year ended October 31, 2003, and that MetLife Securities, Inc. earned commissions aggregating $797,858 and $15,366 on sales of Class B(1) and Class C shares, and the Distributor collected contingent deferred sales charges aggregating $440,600, $33,611 and $13,029 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

Note 5

PricewaterhouseCoopers LLP resigned as the fund's independent accountants as of April 25, 2003. The Trustees voted to appoint Deloitte & Touche LLP as the fund's independent accountants for the fund's fiscal year ended October 31, 2003. During the previous two years, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope or accounting principle. Further, in connection with its audits for the two previous fiscal years and through April 25, 2003, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share. At October 31, 2003, the Adviser held 7,716 Class R shares.

These transactions break down by share class as follows:

                                                                                     Years ended October 31
                                                                   -------------------------------------------------------------
                                                                              2003                          2002*
                                                                   -------------------------------------------------------------
Class A                                                               Shares          Amount          Shares          Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                         16,756,640    $ 218,104,367     24,095,020    $ 307,041,292
Issued upon reinvestment of dividends from net investment income     1,104,644       14,289,248      1,402,351       17,888,808
Shares redeemed                                                    (25,899,151)    (335,827,118)   (22,047,118)    (281,385,832)
                                                                   -----------    -------------    -----------    -------------
Net increase (decrease)                                             (8,037,867)   $(103,433,503)     3,450,253    $  43,544,268
                                                                   ===========    =============    ===========    =============

Class B(1)                                                            Shares          Amount          Shares          Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                          2,905,289    $  37,451,974      5,136,173    $  65,240,581
Issued upon reinvestment of dividends from net investment income       315,320        4,044,422        281,462        3,562,378
Shares redeemed                                                     (3,428,090)     (43,764,045)    (1,842,428)     (23,300,463)
                                                                   -----------    -------------    -----------    -------------
Net increase (decrease)                                               (207,481)   $  (2,267,649)     3,575,207    $  45,502,496
                                                                   ===========    =============    ===========    =============

Class B                                                               Shares          Amount          Shares          Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                            581,326    $   7,524,870      1,658,273    $  21,198,889
Issued upon reinvestment of dividends from net investment income       141,611        1,825,769        202,472        2,572,159
Shares redeemed                                                     (2,867,374)     (36,930,667)    (2,454,077)     (31,137,088)
                                                                   -----------    -------------    -----------    -------------
Net decrease                                                        (2,144,437)   $ (27,580,028)      (593,332)   $  (7,366,040)
                                                                   ===========    =============    ===========    =============

Class C                                                               Shares          Amount          Shares          Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                            875,725    $  11,343,080      1,588,076    $  20,316,949
Issued upon reinvestment of dividends from net investment income        65,528          848,984         56,278          716,983
Shares redeemed                                                     (1,514,342)     (19,422,859)    (1,081,045)     (13,754,403)
                                                                   -----------    -------------    -----------    -------------
Net increase (decrease)                                               (573,089)   $  (7,230,795)       563,309    $   7,279,529
                                                                   ===========    =============    ===========    =============

Class R                                                               Shares          Amount          Shares          Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                              7,726    $     100,128             --    $          --
                                                                   -----------    -------------    -----------    -------------
Net increase                                                             7,726    $     100,128             --    $          --
                                                                   ===========    =============    ===========    =============

Class S                                                               Shares          Amount          Shares          Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                            524,562    $   6,797,691      1,184,505    $  15,190,577
Issued upon reinvestment of dividends from net investment income        44,745          578,531         47,334          602,841
Shares redeemed                                                       (854,614)     (11,028,139)    (1,105,121)     (14,147,059)
                                                                   -----------    -------------    -----------    -------------
Net increase (decrease)                                               (285,307)   $  (3,651,917)       126,718    $   1,646,359
                                                                   ===========    =============    ===========    =============

* Audited by other auditors

                                 State Street Research Government Income Fund 11

--------------------
FINANCIAL
--------------------
        Highlights

For a share outstanding throughout each year:

                                                                        Class A - Years Ended October 31
                                                           ------------------------------------------------------------------
                                                             2003(a)    2002(a)(f)(h)  2001(a)(h)    2000(a)(h)    1999(a)(h)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                          12.99         13.08         12.19         12.21         13.07
                                                           ----------    ----------    ----------    ----------    ----------
  Net investment income ($)                                      0.41          0.51          0.74          0.75          0.74
  Net realized and unrealized gain (loss) on investments
   and future contracts ($)                                     (0.16)         0.09          0.88          0.00         (0.85)
                                                           ----------    ----------    ----------    ----------    ----------
Total from investment operations ($)                             0.25          0.60          1.62          0.75         (0.11)
                                                           ----------    ----------    ----------    ----------    ----------
  Dividends from net investment income ($)                      (0.57)        (0.69)        (0.73)        (0.77)        (0.75)
                                                           ----------    ----------    ----------    ----------    ----------
Total distributions ($)                                         (0.57)        (0.69)        (0.73)        (0.77)        (0.75)
                                                           ----------    ----------    ----------    ----------    ----------
Net asset value, end of year ($)                                12.67         12.99         13.08         12.19         12.21
                                                           ==========    ==========    ==========    ==========    ==========
Total return (%)(b)                                              1.96          4.82         13.66          6.41         (0.84)
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                       440,597       556,251       514,750       474,054       480,643
Expense ratio (%)                                                1.15          1.17          1.23          1.13          1.05
Expense ratio after expense reductions (%)                       1.15          1.16          1.22          1.13          1.04
Ratio of net investment income to average net assets (%)         3.21          4.02          5.87          6.21          5.86
Portfolio turnover rate (%)                                    273.16        175.05        134.55        148.88        213.70

                                                                         Class B(1) - Years Ended October 31
                                                           ------------------------------------------------------------------
                                                             2003(a)    2002(a)(f)(h)  2001(a)(h)    2000(a)(h)  1999(a)(e)(h)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                          12.89         12.98         12.11         12.14         12.97
                                                           ----------    ----------    ----------    ----------    ----------
  Net investment income ($)                                      0.32          0.41          0.64          0.65          0.52
  Net realized and unrealized gain (loss) on investments
   and future contracts ($)                                     (0.17)         0.10          0.87          0.01         (0.82)
                                                           ----------    ----------    ----------    ----------    ----------
Total from investment operations ($)                             0.15          0.51          1.51          0.66         (0.30)
                                                           ----------    ----------    ----------    ----------    ----------
  Dividends from net investment income ($)                      (0.48)        (0.60)        (0.64)        (0.69)        (0.53)
                                                           ----------    ----------    ----------    ----------    ----------
Total distributions ($)                                         (0.48)        (0.60)        (0.64)        (0.69)        (0.53)
                                                           ----------    ----------    ----------    ----------    ----------
Net asset value, end of year ($)                                12.56         12.89         12.98         12.11         12.14
                                                           ==========    ==========    ==========    ==========    ==========
Total return (%)(b)                                              1.19          4.14         12.80          5.60         (2.31)(c)
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                       115,134       120,766        75,219        34,533        24,250
Expense ratio (%)                                                1.85          1.87          1.93          1.85          1.80(d)
Expense ratio after expense reductions (%)                       1.85          1.86          1.92          1.85          1.79(d)
Ratio of net investment income to average net assets (%)         2.50          3.29          5.12          5.44          5.01(d)
Portfolio turnover rate (%)                                    273.16        175.05        134.55        148.88        213.70

                                                                           Class B - Years Ended October 31
                                                           ------------------------------------------------------------------
                                                             2003(a)    2002(a)(f)(h)  2001(a)(h)    2000(a)(h)    1999(a)(h)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                          12.94         13.02         12.15         12.17         13.03
                                                           ----------    ----------    ----------    ----------    ----------
  Net investment income ($)                                      0.33          0.43          0.65          0.65          0.64
  Net realized and unrealized gain (loss) on investments
   and future contracts ($)                                     (0.17)         0.09          0.86          0.02         (0.84)
                                                           ----------    ----------    ----------    ----------    ----------
Total from investment operations ($)                             0.16          0.52          1.51          0.67         (0.20)
                                                           ----------    ----------    ----------    ----------    ----------
  Dividends from net investment income ($)                      (0.48)        (0.60)        (0.64)        (0.69)        (0.66)
                                                           ----------    ----------    ----------    ----------    ----------
Total distributions ($)                                         (0.48)        (0.60)        (0.64)        (0.69)        (0.66)
                                                           ----------    ----------    ----------    ----------    ----------
Net asset value, end of year ($)                                12.62         12.94         13.02         12.15         12.17
                                                           ==========    ==========    ==========    ==========    ==========
Total return (%)(b)                                              1.26          4.20         12.75          5.67         (1.58)
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                        45,840        74,747        82,963        84,327       106,902
Expense ratio (%)                                                1.85          1.87          1.93          1.85          1.80
Expense ratio after expense reductions (%)                       1.85          1.86          1.92          1.85          1.79
Ratio of net investment income to average net assets (%)         2.52          3.34          5.20          5.49          5.12
Portfolio turnover rate (%)                                    273.16        175.05        134.55        148.88        213.70


--------------------
FINANCIAL
--------------------
        Highlights

                                                                            Class C - Years Ended October 31
                                                           -----------------------------------------------------------------
                                                             2003(a)      2002(a)(f)(h) 2001(a)(h)   2000(a)(h)   1999(a)(h)
                                                           -----------------------------------------------------------------
Net asset value, beginning of year ($)                          12.95           13.03        12.16        12.18        13.04
                                                           ----------      ----------   ----------   ----------   ----------
  Net investment income ($)                                      0.33            0.42         0.65         0.66         0.64
  Net realized and unrealized gain (loss) on investments
   and future contracts ($)                                     (0.17)           0.10         0.86         0.01        (0.84)
                                                           ----------      ----------   ----------   ----------   ----------
Total from investment operations ($)                             0.16            0.52         1.51         0.67        (0.20)
                                                           ----------      ----------   ----------   ----------   ----------
  Dividends from net investment income ($)                      (0.48)          (0.60)       (0.64)       (0.69)       (0.66)
                                                           ----------      ----------   ----------   ----------   ----------
Total distributions ($)                                         (0.48)          (0.60)       (0.64)       (0.69)       (0.66)
                                                           ----------      ----------   ----------   ----------   ----------
Net asset value, end of year ($)                                12.63           12.95        13.03        12.16        12.18
                                                           ==========      ==========   ==========   ==========   ==========
Total return (%)(b)                                              1.26            4.19        12.74         5.66        (1.58)
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                        23,618          31,641       24,507       19,512       25,818
Expense ratio (%)                                                1.85            1.87         1.93         1.85         1.80
Expense ratio after expense reductions (%)                       1.85            1.86         1.92         1.85         1.79
Ratio of net investment income to average net assets (%)         2.51            3.30         5.17         5.50         5.11
Portfolio turnover rate (%)                                    273.16          175.05       134.55       148.88       213.70

                                                            Class R
                                                           ----------
                                                           2003(a)(g)
                                                           ----------
Net asset value, beginning of period ($)                        12.96
                                                           ----------
  Net investment income ($)                                      0.22
  Net realized and unrealized loss on investments
   and future contracts ($)                                     (0.21)
                                                           ----------
Total from investment operations ($)                             0.01
                                                           ----------
  Dividend from net investment income ($)                       (0.30)
                                                           ----------
Total distributions ($)                                         (0.30)
                                                           ----------
Net asset value, end of period ($)                              12.67
                                                           ==========
Total return (%)(b)                                             (0.04)(c)
Ratios/Supplemental Data
                                                           ----------
Net assets at end of period ($ thousands)                          98
Expense ratio (%)                                                1.35(d)
Expense ratio after expense reductions (%)                       1.35(d)
Ratio of net investment income to average net assets (%)         2.88(d)
Portfolio turnover rate (%)                                    273.16

                                                                            Class s - Years Ended October 31
                                                           -----------------------------------------------------------------
                                                             2003(a)      2002(a)(f)(h) 2001(a)(h)   2000(a)(h)   1999(a)(h)
                                                           -----------------------------------------------------------------
Net asset value, beginning of year ($)                          12.98           13.06        12.18        12.20        13.06
                                                           ----------      ----------   ----------   ----------   ----------
  Net investment income ($)                                      0.46            0.55         0.78         0.78         0.75
  Net realized and unrealized gain (loss) on investments
   and future contracts ($)                                     (0.17)           0.10         0.87         0.01        (0.83)
                                                           ----------      ----------   ----------   ----------   ----------
Total from investment operations ($)                             0.29            0.65         1.65         0.79        (0.08)
                                                           ----------      ----------   ----------   ----------   ----------
  Dividends from net investment income ($)                      (0.61)          (0.73)       (0.77)       (0.81)       (0.78)
                                                           ----------      ----------   ----------   ----------   ----------
Total distributions ($)                                         (0.61)          (0.73)       (0.77)       (0.81)       (0.78)
                                                           ----------      ----------   ----------   ----------   ----------
Net asset value, end of year ($)                                12.66           12.98        13.06        12.18        12.20
                                                           ==========      ==========   ==========   ==========   ==========
Total return (%)(b)                                              2.26            5.22        13.93         6.71        (0.60)
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                        11,344          15,338       13,775       13,418      187,373
Expense ratio (%)                                                0.85            0.87         0.93         0.85         0.80
Expense ratio after expense reductions (%)                       0.85            0.86         0.92         0.85         0.79
Ratio of net investment income to average net assets (%)         3.54            4.33         6.18         6.39         5.94
Portfolio turnover rate (%)                                    273.16          175.05       134.55       148.88       213.70

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) Not annualized
(d) Annualized
(e) January 1, 1999 (commencement of share class) to October 31, 1999
(f) Effective November 1, 2001, the fund has adopted the provisions on the AICPA Audit and Accounting Guide, Audit of Investment Companies and began amortizing premium on all fixed income securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.16, increase net realized and unrealized loss per share by $0.16, and decrease the ratio of net investment income to average net assets by 1.24%. The statement of changes and financial highlights for the period prior to November 1, 2001, have not been restated for this change in policy.
(g) April 3, 2003 (commencement of share class) to October 31, 2003
(h) Audited by other auditors


                                 State Street Research Government Income Fund 13

--------------------------------------------
INDEPENDENT AUDITORS'
--------------------------------------------
                                      Report

To the Board of Trustees and Shareholders of State Street Research Government Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of State Street Research Government Income Fund (the "Fund"), a series of State Street Research Financial Trust, as of October 31, 2003, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year ended October 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2002, and the financial highlights for each of the years in the four-year period ended October 31, 2002, were audited by other auditors whose report dated December 13, 2002, expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2003, and the results of its operations, the changes in its net assets, the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

December 15, 2003

-----------------------------------------------
TRUSTEES AND OFFICERS
-----------------------------------------------
                                           State Street Research Financial Trust

                                                                                Number of Funds
Name,                 Position(s)   Term of Office                             in Fund Complex                  Other
Address               Held with     and Length of      Principal Occupations      Overseen by             Directorships Held
and Age(a)               Fund       Time Served(b)      During Past 5 Years    Trustee/Officer(c)         by Trustee/Officer
===================================================================================================================================
Independent Trustees

Bruce R. Bond          Trustee         Since         Retired; formerly Chairman of     19       Ceridian Corporation
(57)                                   1999          the Board, Chief Executive
                                                     Officer and President,
                                                     PictureTel Corporation (video
                                                     conferencing systems)
-----------------------------------------------------------------------------------------------------------------------------------
Steve A. Garban        Trustee         Since         Retired; formerly Senior Vice     55       Metropolitan Series Fund, Inc.(d)
(65)                                   1997          President for Finance and
                                                     Operations and Treasurer, The
                                                     Pennsylvania State University
-----------------------------------------------------------------------------------------------------------------------------------
Dean O. Morton         Trustee         Since         Retired; formerly Executive       55       The Clorox Company; KLA-Tencor
(71)                                   1987          Vice President, Chief                      Corporation; BEA Systems, Inc.;
                                                     Operating Officer and                      Cepheid; Pharsight Corporation; and
                                                     Director, Hewlett-Packard                  Metropolitan Series Fund, Inc.(d)
                                                     Company (computer
                                                     manufacturer)
-----------------------------------------------------------------------------------------------------------------------------------
Susan M. Phillips      Trustee         Since         Dean, School of Business and      19       The Kroger Co.
(59)                                   1998          Public Management, George
                                                     Washington University;
                                                     formerly a member of the
                                                     Board of Governors of the
                                                     Federal Reserve System; and
                                                     Chairman and Commissioner of
                                                     the Commodity Futures Trading
                                                     Commission
-----------------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt        Trustee         Since         President, Founders               55       A.P. Pharma, Inc.; and Metropolitan
(65)                                   1993          Investments Ltd.                           Series Fund, Inc.(d)
                                                     (investments); formerly
                                                     President, The Glen Ellen
                                                     Company (private investment
                                                     firm)
-----------------------------------------------------------------------------------------------------------------------------------
Michael S.             Trustee         Since         Jay W. Forrester Professor of     55       Metropolitan Series Fund, Inc.(d)
Scott Morton (66)                      1987          Management, Sloan School of
                                                     Management, Massachusetts
                                                     Institute of Technology
-----------------------------------------------------------------------------------------------------------------------------------
James M. Storey        Trustee         Since         Attorney; formerly Partner,       19       SEI Investments Funds (consisting of
(72)                                   2002          Dechert (law firm)                         104 portfolios); and The
                                                                                                Massachusetts Health & Education
                                                                                                Tax-Exempt Trust
===================================================================================================================================
Interested Trustees

Richard S. Davis(+)    Trustee         Since         Chairman of the Board,            19       None
(58)                                   2000          President and Chief Executive
                                                     Officer of State Street
                                                     Research & Management
                                                     Company; formerly Senior Vice
                                                     President, Fixed Income
                                                     Investments, Metropolitan
                                                     Life Insurance Company
===================================================================================================================================
Officers

C. Kim Goodwin         Vice            Since         Managing Director and Chief       18       None
(44)                   President       2002          Investment Officer - Equities
                                                     of State Street Research &
                                                     Management Company; formerly
                                                     Chief Investment Officer -
                                                     U.S. Growth Equities,
                                                     American Century; and Senior
                                                     Vice President and portfolio
                                                     manager, Putnam Investments
-----------------------------------------------------------------------------------------------------------------------------------
John S. Lombardo       Vice            Since         Managing Director, Chief          19       None
(49)                   President       2001          Financial Officer and
                                                     Director of State Street
                                                     Research & Management
                                                     Company; formerly Executive
                                                     Vice President, State Street
                                                     Research & Management
                                                     Company; and Senior Vice
                                                     President, Product and
                                                     Financial Management, MetLife
                                                     Auto & Home
-----------------------------------------------------------------------------------------------------------------------------------
Mark Marinella (45)    Vice            Since         Managing Director and Chief       9        None
                       President       2003          Investment Officer - Fixed
                                                     Income, State Street Research
                                                     & Management Company;
                                                     formerly Executive Vice
                                                     President and Senior Vice
                                                     President, State Street
                                                     Research & Management
                                                     Company; and Chief Investment
                                                     Officer and Head of Fixed
                                                     Income, Columbia Management
                                                     Group
-----------------------------------------------------------------------------------------------------------------------------------
Ajay Mehra             Vice            Since         Managing Director - Equities      2        None
(39)                   President       2003          Research of State Street
                                                     Research & Management Company;
                                                     formerly Senior Vice President
                                                     and Portfolio Manager for
                                                     Columbia Management Group;
                                                     and Equity Research Analyst
                                                     for Morgan Stanley & Co.
-----------------------------------------------------------------------------------------------------------------------------------
Elizabeth McCombs      Vice            Since         Managing Director of State        8        None
Westvold (43)          President       2003          Street Research & Management
                                                     Company; formerly Senior Vice
                                                     President, State Street
                                                     Research & Management Company
-----------------------------------------------------------------------------------------------------------------------------------
Erin Xie (35)          Vice            Since         Senior Vice President, State      2        None
                       President       2003          Street Research & Management
                                                     Company; formerly associate
                                                     in Pharmaceutical Equity
                                                     Research, Sanford Bernstein
-----------------------------------------------------------------------------------------------------------------------------------
Douglas A. Romich      Treasurer       Since         Senior Vice President and         19       None
(47)                                   2001          Treasurer of State Street
                                                     Research & Management
                                                     Company; formerly Vice
                                                     President and Assistant
                                                     Treasurer, State Street
                                                     Research & Management Company
-----------------------------------------------------------------------------------------------------------------------------------
Francis J.             Secretary       Since         Managing Director, General        19       None
McNamara, III (48)                     1995          Counsel and Secretary of
                                                     State Street Research &
                                                     Management Company; formerly
                                                     Executive Vice President,
                                                     State Street Research &
                                                     Management Company

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 9 investment companies for which State Street Research & Management Company serves as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc., is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 36 separate portfolios.

++ Mr. Davis is an "interested person" of the Trust under the Investment Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.

                                 State Street Research Government Income Fund 15

[LOGO] STATE STREET RESEARCH
       One Financial Center
       Boston, MA 02111-2690

                                                                ----------------
                                                                   PRSRT STD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                   PERMIT #6
                                                                   HUDSON, MA
                                                                ----------------

--------------------------------------------------------------------------------

New accounts, mutual fund purchases,
exchanges and account information

Internet   www.ssrfunds.com

E-mail     info@ssrfunds.com

Phone      1-87-SSR-FUNDS (1-877-773-8637),
           toll-free, 7 days a week, 24 hours a day
           Hearing-impaired: 1-800-676-7876
           Chinese- and Spanish-speaking: 1-888-638-3193

Fax 1-617-737-9722 (request confirmation number first from the Service Center by calling 1-877-773-8637)

Mail       State Street Research Service Center
           P.O. Box 8408, Boston, MA 02266-8408

Did You Know?

State Street Research offers electronic delivery of quarterly statements, shareholder reports and fund prospectuses. If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the Web at www.ssrfunds.com and click on "Go to Your Account" or call us at 1-87-SSR-FUNDS (1-877-773-8637).

Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time, to learn more.
--------------------------------------------------------------------------------

OverView

For more information on the products and services we offer, refer to OverView, our quarterly shareholder newsletter.

Webcasts

For a professional perspective on the markets, the economy and timely investment topics, tune in to a State Street Research webcast by visiting our website at www.ssrfunds.com.

Complete Fund Listing

For a list of our funds, visit our website at www.ssrfunds.com under Research Our Funds.

                                   [GRAPHIC]

                                for Excellence in
                           Shareholder Communications

                                   [GRAPHIC]

                           for Excellence in Service

This report must be accompanied or preceded by a current prospectus. When used as sales material after December 31, 2003, this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus for any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637) or by visiting our website at www.ssrfunds.com. The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The DALBAR awards recognize quality shareholder service and quality shareholder communications, and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

Member NASD, SIPC
(C)2003 State Street Research Investment Services, Inc.
One Financial Center
Boston, MA  02111-2690
www.ssrfunds.com
CONTROL NUMBER:(exp1204)SSR-LD                                      GI-2849-1203

                               FORM N-CSR(2 OF 3)

ITEM 2:

     (a) The Registrant has, as of the end of the period covered by this report, adopted a code of ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in the instructions to Form N-CSR that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3:

       The Registrant's Board of Directors has determined that Steve A. Garban, a member of the Registrant's Board of Directors and Audit Committee, qualifies as the "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. Mr. Garban is "independent," as defined in the instructions to Form N-CSR.

ITEM 4 (PRINCIPAL ACCOUNTANT FEES AND SERVICES): Not applicable to this filing.

ITEM 5 (RESERVED)

ITEM 6 (RESERVED)

ITEM 7 (DISCLOSURE OF PROXY VOTING POLICIES & PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES): Not applicable to this filing.

ITEM 8 (RESERVED)

ITEM 9 (CONTROLS AND PROCEDURES):

       SUB-ITEM 9a - The Principal Executive Officer and the Principal Financial Officer have concluded that the State Street Research Financial Trust disclosure controls and procedures (as defined in Rule 30-a2(c) under the Investment Company Act) provide reasonable assurances that material information relating to the State Street Research Financial Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

       SUB-ITEM 9b - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation referenced in
       (a)(i) above.

ITEM 10 (EXHIBITS):

       (a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

       (a)(2) Certification for each principal executive and principal financial officer of the Registrant required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended
              (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.302CERT

      (b) Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                     State Street Research Income Trust

                     By:     /s/ Richard S. Davis
                          ------------------------------------------------------
                             Richard S. Davis, President, Chairman and
                             Chief Executive Officer
                             Principal Executive Officer

                     Date    December 31, 2003
                          ------------------------------------------------------

                               FORM N-CSR(3 OF 3)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities, and on the dates indicated.

                     By:     /s/ Richard S. Davis
                          ------------------------------------------------------
                             Richard S. Davis, President, Chairman and
                             Chief Executive Officer
                             Principal Executive Officer

                     Date    December 31, 2003
                          ------------------------

                     By:     /s/ Douglas A. Romich
                          ------------------------------------------------------
                             Douglas A. Romich, Treasurer
                             Principal Financial Officer

                     Date    December 31, 2003
                          ------------------------